UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2021

NIGHTDRAGON ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40108	85-4249052
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

101 Second Street, Suite 1275

San Francisco, California 94105

(Address of principal executive offices)

Registrant’s telephone number, including area code: (510) 306-7780

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
SCALE units, each consisting of one share of Class A common stock, $0.00001 par value, and one-fifth of one redeemable warrant	NDACU	The NASDAQ Stock Market LLC
Shares of Class A common stock included as part of the SCALE units	NDAC	The NASDAQ Stock Market LLC
Redeemable warrants included as part of the SCALE units	NDACW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 1, 2021, the Registration Statement on Form S-1 (File No. 333-252909) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of NightDragon Acquisition Corp. (the “Company”) was declared effective by the U.S. Securities and Exchange Commission. On March 4, 2021, the Company closed the IPO of 34,500,000 SCALE (Stakeholder-Centered Aligned Listed Equity) units (the “SCALE Units”), including 4,500,000 SCALE Units pursuant to the full exercise of the underwriters’ over-allotment option. Each SCALE Unit consists of one share of Class A Common Stock, $0.00001 par value per share (the “Class A common stock”), and one-fifth of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one share of Class A common stock at an exercise price of $11.50 per share. The SCALE Units were sold at an offering price of $10.00 per SCALE Unit, generating gross proceeds of $345,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•

Underwriting Agreement, dated March 1, 2021 by and between the Company and Morgan Stanley & Co. LLC (“Morgan Stanley”), as representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

•

Warrant Agreement, dated March 1, 2021, by and between the Company and American Stock Transfer & Trust Company, LLC (“AST”), as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

•

Letter Agreement, dated March 1, 2021, by and among the Company, its officers, its directors, its advisors and NightDragon Acquisition Sponsor, LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

•	Investment Management Trust Agreement, dated March 1, 2021, by and between the Company and AST as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

•

Registration and Stockholder Rights Agreement, dated March 1, 2021, by and among the Company, the Sponsor and the holders party thereto, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

•

Unit Subscription Agreement (the “Unit Subscription Agreement”), dated March 1, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreements, each of which is incorporated by reference herein and attached hereto as Exhibits 1.1, 4.1, 10.1, 10.2, 10.3 and 10.4, respectively.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Unit Subscription Agreement, the Company completed the private placement (the “Private Placement”) of an aggregate of 1,035,000 SCALE Units (the “Private Placement Units”) at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $10,350,000. The Private Placement Units are identical to the SCALE Units sold in the IPO, except that (1) for so long as the Private Placement Units are held by the Sponsor or the Company’s officers or directors (or its or their permitted transferees), they may not, subject to certain exceptions, be transferred, assigned or sold until 30 days after the completion of the Company’s initial business combination; (2) for so long as the shares of Class A common stock sold as part of the Private Placement Units (the “Private Placement Shares”) are held by the Sponsor or the Company’s officers or directors (or its or their permitted transferees), the Private Placement Shares: (i) will be entitled to registration rights and (ii) may not, subject to certain exceptions, be transferred, assigned or sold until 30 days after the completion of the Company’s initial business combination; and (3) for so long as the warrants sold as part of the Private Placement Units (the “Private Placement Warrants”) are held by the Sponsor or the Company’s officers or directors (or its or their permitted transferees), the Private Placement Warrants: (i) will not be redeemable by the Company, (ii) may not (including the Class A common stock issuable upon exercise of the Private Placement Warrants), subject to certain exceptions, be transferred, assigned or sold until 30 days after the completion of the Company’s initial business combination, (iii) may be exercised by the holders on a cashless basis, (iv) will not be exercisable more than five years from the effective date of the Registration Statement and (v) will be entitled to registration rights.

No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the IPO, the Company amended and restated its bylaws, effective as of March 4, 2021 (the “Amended and Restated Bylaws”). The terms of the Amended and Restated Bylaws are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Bylaws is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01.	Other Events.

A total of $345,000,000 of the net proceeds from the IPO and the Private Placement (which includes $12,750,000 of the underwriters’ deferred discount) were placed in a trust account established for the benefit of the Company’s public stockholders at Bank of America, National Association, with AST acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its franchise and income tax obligations, the funds held in the trust account will not be released from the trust account until the earliest of: (1) the completion of the Company’s initial business combination, (2) the redemption of any public shares properly submitted in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation (i) to modify the substance or timing of the Company’s obligation to allow redemption in connection with its initial business combination or to redeem 100% of its public shares if it does not complete its initial business combination within 24 months from the closing of the IPO, or 27 months from the closing of the IPO if the Company has executed a letter of intent, agreement in principle or definitive agreement for an initial business combination within 24 months from the closing of the IPO, or (ii) with respect to any other provision relating to stockholders’ rights or pre-business combination activity and (3) the redemption of 100% of the Company’s public shares if it does not complete an initial business combination within the required timeframe (subject to the requirements of applicable law).

On March 1, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

An audited balance sheet as of March 4, 2021 reflecting receipt of the proceeds upon closing of the IPO and the Private Placement will be filed within four business days of the closing of the IPO.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 1, 2021, by and between the Company and Morgan Stanley, as representative of the several underwriters.

3.1	Amended and Restated Bylaws of the Company, effective as of March 4, 2021

4.1	Warrant Agreement, dated March 1, 2021, by and between the Company and AST, as warrant agent

10.1	Letter Agreement, dated March 1, 2021, by and among the Company, its officers, directors and advisors, and the Sponsor

10.2	Investment Management Trust Agreement, dated March 1, 2021, by and between the Company and AST, as trustee

10.3	Registration and Stockholder Rights Agreement, dated March 1, 2021, by and among the Company, the Sponsor and the holders party thereto

10.4	Unit Subscription Agreement, dated March 1, 2021, by and between the Company and the Sponsor

99.1	Press release, dated March 1, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 4, 2021	NIGHTDRAGON ACQUISITION CORP.

	By:	/s/ Steve Simonian
	Name:	Steve Simonian
	Title:	Chief Financial Officer

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